Exhibit 10.1

Contract No. 204081-6

AMENDMENT NO. 6

TO OVERTURE MASTER AGREEMENT

THIS AMENDMENT No. 6 (this “Amendment No. 6”) is made and entered into by Overture Services, Inc. (“OSI”) and Overture Search Services (Ireland) Limited (“OSSIL” and collectively with OSI, “Overture”), on the one hand, and Enliven Marketing Technologies Corporation (formerly known as Viewpoint Corporation) (“Publisher”), on the other hand, and amends the Overture Master Agreement between Overture and Publisher entered into as of January 14, 2004, as amended (the “Agreement”). The effective date of this Amendment No. 6 shall be March 14, 2008.

In consideration of mutual covenants and conditions, the receipt and sufficiency of which are hereby acknowledged, Publisher, OSI and OSSIL hereby agree as follows:

1.    Term. The first sentence of Section 4 of the Agreement is hereby amended to read in its entirety as follows:

“This Agreement shall commence as of the Effective Date and continue in force until March 17, 2010 (the “Initial Term”), unless earlier terminated in accordance with this Agreement.”

2.    The Agreement is amended to provide that references in the Agreement to “this Agreement” or “the Agreement” (including indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed references to the Agreement as amended hereby. All capitalized defined terms used but not defined herein shall have the same meaning as set forth in the Agreement.

3.    This Amendment No. 6 may be executed in one or more counterparts, each of which when executed shall be deemed to be the original but all of which taken together shall constitute one and the same instrument.

4.    Except as expressly set forth herein, the Agreement will remain in full force and effect in accordance with its terms. In the event of a conflict between the terms of this Amendment No. 6 and the Agreement, the terms of this Amendment No. 6 shall govern.

IN WITNESS WHEREOF, this Amendment No. 6 has been executed by the duly authorized representatives of the parties hereto.

Enliven Marketing Technologies Corporation	Overture Services, Inc.
By: /s/ Patrick Vogt	By: /s/ Matthew Whiteley
Name: Patrick Vogt	Name: Matthew Whiteley
Title: CEO	Title: Director, BD
Date:	Date: 3/20/08
Overture Search Services (Ireland) Limited
By: /s/ Caroline Curtis
Name: Caroline Curtis
Title: Director
Date: 08-04-08

CONFIDENTIAL